SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 6, 2005




                              ATC HEALTHCARE, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      0-11380                11-2650500
-------------------------------        ------------         --------------------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        file number)          Identification No.)


1983 Marcus Avenue, Lake Success, New York                  11042
-------------------------------------------                 -----
 (Address of principal executive offices)                 (Zip Code)


                                 (516) 750-1600
                                 --------------
              (Registrant's telephone number, including area code)

Form 8-K, Current Report
ATC Healthcare, Inc.
Commission File No.  0-11380


Item 8.01  Other Events
           ----------------------------------

     On April 6, 2005, ATC Healthcare, Inc., issued a press release announcing that it has been awarded two government contracts totaling over 12 million dollars. The two contracts are to provide healthcare staffing services to the State of Michigan at the Jackson Medical Complex, a state correctional medical facility and outpatient clinics in Jackson MI, and healthcare staffing services to the Devens Federal Medical Center, a Federal Bureau of Prisons medical facility in Devens, MA, A copy of the press release relating to such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
           ------------------------------------

(c) Exhibits

99.1 Press release


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 6, 2005                            ATC Healthcare, Inc.

                                          By:   /s/ Andrew Reiben
                                                -----------------------------
                                                Name:  Andrew Reiben
                                                Title: Senior Vice President
                                                       Chief Financial Officer